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NS GROUP, INC.        DECEMBER 31, 2003      FORM 10-K             EXHIBIT 10.14

               AMENDMENT NO. 2 TO FINANCING AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO FINANCING AGREEMENT AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 29th day of December, 2003, by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), CIT as agent for the Lenders (the "Agent"), any other party which now or hereafter becomes a lender hereunder (collectively the "Lenders"), NEWPORT STEEL CORPORATION, a Kentucky corporation ("Newport" and individually, a "Company"), and KOPPEL STEEL CORPORATION, a Pennsylvania corporation ("Koppel", and individually a "Company" and collectively Newport and Koppel, the "Companies").

                                    RECITALS

         A. The Companies are the borrowers under that certain Financing and Security Agreement dated as of March 29, 2002, as amended by an Amendment No. 1 to Financing and Security Agreement dated as of May 19, 2003 (as amended, the "Financing Agreement"), among the Lenders, the Agent, and the Companies.

         B. The Companies and the Agent desire to amend the Financing Agreement in the manner set forth below.

         NOW, THEREFORE, in consideration of the foregoing Recitals, the representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Companies, the Agent and the Lenders hereby agree as follows:

         1. INCORPORATION BY REFERENCE.

         (A) The foregoing Recitals are incorporated into this Amendment by reference as if set forth in full in the body of this Amendment.

         (B) Capitalized terms used in this Amendment and not expressly defined herein shall have the meanings given to such terms in the Financing Agreement.

         2. AMENDMENTS TO FINANCING AGREEMENT. Effective upon complete satisfaction of the conditions set forth in Section 3 below:

         2.1 The definition of "Availability" set forth in Section 1 is amended and restated in its entirety to read as follows:

                  "AVAILABILITY shall mean the amount by which the Borrowing Base of the Companies exceeds the sum, without duplication, of (a) the outstanding aggregate

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         amount of all Obligations (including, without limitation, all Letter of
         Credit Guaranties), plus (b) the un-drawn amount of all Letters of Credit outstanding for the benefit of the Companies."

         2.2 The definition of "Interest Rate Margin" set forth in Section 1 is amended by deleting the table set forth therein and inserting in its place the following table:

 AVERAGE CREDIT EXPOSURE      CHASE RATE MARGIN    LIBOR MARGIN
--------------------------    -----------------    ------------
$0.00 to $15,000,000                1.00%              2.50%

$15,000,001 to $25,000,000          1.00%              2.50%

$25,000,001 to $40,000,000          1.25%              3.00%

$40,000,001 to $45,000,000          1.75%              3.25%

         2.3 The definition of "Inventory Loan Cap" set forth in Section 1 is amended and restated in its entirety to read as follows:

                  "INVENTORY LOAN CAP shall mean the amount of (a) $35,000,000 from December 31, 2003 through December 31, 2004, and (b) $30,000,000 at all other times."

         2.4 A new Section 8.9(A) which reads as follows is inserted immediately after Section 8.9:

                  "8.9(A) LINE USAGE FEE. During the period from January 1, 2004 through January 1, 2005, if the outstanding amount of the Revolving Line of Credit at any time during any month exceeds $30,000,000, there shall be due and payable a line usage fee of $8,333.00 on the first day of the immediately following month."

         3. CONDITIONS. The terms of Section 2 above shall become effective only when each of the following conditions have been completely satisfied as determined by Agent in its sole and absolute discretion:

         3.1 AMENDMENT. Agent shall have received a counterpart of this Amendment executed by the Companies and the Guarantors.

         3.2 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. As of the date of this Amendment, the representations and warranties contained herein and in the Financing Agreement shall be true and complete in all material respects (both immediately before and after giving effect to consummation of the transactions contemplated hereby), and no Default or Event of Default thereunder shall exist.

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         4.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANIES
AND THE AGENT.

         4.1 In order to induce the Agent and the Lenders to enter into this Amendment, the Companies (where appropriate) jointly and severally represent and warrant to the Agents and the Lenders that: (a) each of the Companies has full power, authority and legal right to execute, deliver and perform this Amendment, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary organizational action; (b) this Amendment has been duly executed and delivered by each of the Companies and constitutes the legal, valid and binding obligation of the each of the Companies, enforceable in accordance with its terms; (c) the execution and delivery of this Amendment by the Companies does not violate any term, provision or condition of, or constitute a default under, any loan agreement, mortgage, deed of trust, note, security agreement, pledge agreement, lease or indenture to which any of the Companies is a party or by which any of the Companies' assets are bound.

         4.2 In addition to the representations and warranties set forth above, the Companies jointly and severally reaffirm and remake all representations and warranties made by the Companies in the Financing Agreement, effective as of the date of this Amendment, and the Companies hereby confirm that, as of the date hereof, (a) they have no offsets, counterclaims or defenses to the payment of the Obligations and (b) the Lenders and the Agent have fully performed their respective obligations under the Financing Agreement and the other Loan Documents.

         4.3 In consideration of the agreements of the Agent and the Lenders set forth herein, the Companies agree to pay to the Lenders an amendment fee of $50,000.00. The Agent may charge this amendment fee to the Revolving Loan Account on the later of (i) January 2, 2004 or (ii) date on which the conditions set forth in Section 3 of this Amendment are satisfied.

         5. REFERENCE TO AND EFFECT OF AMENDMENT; RESERVATION OF THE AGENTS' AND THE LENDERS' RIGHTS.

         5.1 Upon the effectiveness of this Amendment, (i) each reference in the Financing Agreement to "this Financing Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import, shall mean and be a reference to the Financing Agreement as amended hereby, (ii) each reference to the Financing Agreement in the Promissory Notes and in any other document, instrument or agreement executed and/or delivered by the Companies in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement, as amended hereby, and (iii) each reference to the Promissory Notes, Guaranties, Security Agreements, and any other document, instrument or agreement executed and/or delivered by the Companies or Guarantors in connection with this Amendment shall mean and be a reference to such Promissory Notes, Guaranties, Security Agreements or any such other document, instrument or agreement, as amended in connection with this Amendment.

         5.2 Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the

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Agent or the Lenders under the Financing Agreement, nor constitute a waiver of noncompliance with, or a modification of, any term or provision contained therein.

         5.3 Except as expressly modified by this Amendment, all of the terms and provisions of the Financing Agreement are and shall remain in full force and effect, and shall apply with such force and effect to this Amendment, and the Agent and the Lenders hereby expressly reserve all rights, remedies, powers and privileges contained in the Financing Agreement and in any other document executed and/or delivered by the Companies pursuant thereto.

         6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

         7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

COMPANIES:

NEWPORT STEEL CORPORATION, a                KOPPEL STEEL CORPORATION, a
Kentucky corporation                        Pennsylvania corporation

By: /s/ Thomas J. Depenbrock                By: /s/ Thomas J. Depenbrock
    -----------------------------               --------------------------------
Name: Thomas J. Depenbrock                  Name: Thomas J. Depenbrock
Title: Vice President & Treasurer           Title: Vice President & Treasurer

AGENT AND LENDERS:

THE CIT GROUP/BUSINESS CREDIT,
INC., as Agent and a Lender

By: /s/Jerome P. Sepich
    -----------------------------
Name: Jerome P. Sepich
Title: Vice President

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                  The undersigned Guarantors hereby acknowledge the foregoing amendments to the Financing Agreement, and confirm and agree with the Agent and the Lenders that the guaranty executed by the undersigned in connection with the Financing Agreement remains unmodified and in full force and effect notwithstanding such amendments, and that such guaranty shall continue to apply and extend to all loans made by the Lenders to the Companies under the Financing Agreement.

                                          NS GROUP, INC., a Kentucky corporation

                                          By: /s/Thomas J. Depenbrock
                                              ----------------------------------
                                          Name: Thomas J. Depenbrock
                                          Title: Vice President & Treasurer

                                          Address: 530 W. Ninth Street
                                                   Newport, Kentucky 41071

                                          ERLANGER TUBULAR CORPORATION, an
                                          Oklahoma corporation

                                          By: /s/Thomas J. Depenbrock
                                              ----------------------------------
                                          Name: Thomas J. Depenbrock
                                          Title: Vice President & Treasurer

                                          Address: 530 W. Ninth Street
                                                   Newport, Kentucky 41071

                                          NORTHERN KENTUCKY MANAGEMENT, INC.,
                                          a Kentucky corporation

                                          By: /s/Thomas J. Depenbrock
                                              ----------------------------------
                                          Name: Thomas J. Depenbrock
                                          Title: Vice President & Treasurer

                                          Address: 530 W. Ninth Street
                                                   Newport, Kentucky 41071

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